Exhibit 10.1

AMENDMENT No. 1, dated as of November 6, 2018 (this “Amendment”), to the Credit Agreement dated as of July 27, 2016, among ADIENT GLOBAL HOLDINGS LTD, a public company organized under the Companies (Jersey) Law 1991 with registered number 121385 having its registered office at 3rd floor, 37 Esplanades, St Helier, Jersey, JE2 3QA, as Initial Borrower, the Subsidiary Borrower party thereto, the several banks and other financial institutions or entities from time to time party to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent and the various other parties thereto (as amended, restated, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Section 9.08 of the Credit Agreement provides that the Borrower, the Administrative Agent and the Required Lenders may amend the Credit Agreement for certain purposes;

WHEREAS, the Borrower wishes to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Administrative Agent, the Borrower and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to make certain amendments to the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

(a) The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

(i) The table in the schedule to the Credit Agreement identified as the “Pricing Schedule” is hereby deleted in its entirety and replaced with the following:

Level	Total Net Leverage Ratio	Applicable Margin for Eurocurrency Loans	Applicable Margin for ABR Loans	Applicable Commitment Fee
I	Less than 1.00 to 1.00	1.25%	0.25%	0.15%
II	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	1.50%	0.50%	0.20%
III	Greater than or equal to 1.50 to 1.00 but less than 2.50 to 1.00	1.75%	0.75%	0.25%
IV	Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	2.00%	1.00%	0.30%
V	Greater than or equal to 3.25 to 1.00 but less than 3.75 to 1.00	2.25%	1.25%	0.35%
VI	Greater than or equal to 3.75 to 1.00	2.50%	1.50%	0.40%

(b) Section 6.12 of the Credit Agreement is deleted in its entirety and replaced with the below:

Financial Covenant. Permit the Total Net Leverage Ratio as of the last day of each fiscal quarter of Parent ending (i) on or prior to June 30, 2018, to exceed 3.50 to 1.00, (ii) after June 30, 2018 and on or prior to September 30, 2020, to exceed 4.50 to 1.00, (iii) on December 31, 2020, to exceed 4.25 to 1.00 and (iv) after December 31, 2020 to exceed 4.00 to 1.00.

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Event of Default or Default has occurred under the Credit Agreement and is continuing and (ii) the representations and warranties of the Borrower and each Loan Party contained in Article III of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects as of the Amendment Effective Date; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders immediately prior to giving effect to this Amendment;

(ii) Fees. The Administrative Agent shall have received from the Borrower (i) all fees required to be paid to the Administrative Agent as separately agreed with the Borrower, (ii) all expenses required to be paid or reimbursed under Section 9.05(a) of the Credit Agreement for which invoices have been presented at least three (3) Business

Days prior to the Amendment Effective Date and (iii) a consent fee for the account of each Lender that has provided an executed counterpart hereto prior to October 26, 2018 equal to 0.10% of the principal amount of such Lender’s Revolving Facility Commitments and Term A Loans outstanding on the Amendment Effective Date; and

(iii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment Effective Date certifying that (a) the representations and warranties of the Borrower and each Loan Party contained in Article III of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects as of the Amendment Effective Date; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representations and warranties that are qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Event of Default or Default has occurred and is continuing.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. The provisions set forth in Sections 9.07, 9.11 and 9.15 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby. Each Loan Party hereby (i) acknowledges all of the terms and conditions of this Amendment and confirms that all of its obligations under the

Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) reaffirms, as of the date hereof, its guarantee of the Obligations under the Subsidiary Guarantee Agreement, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents to which it is a party.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADIENT GLOBAL HOLDINGS, LTD

By:	/s/ Steven T. Mielke
	Name:	Steven T. Mielke
	Title:	Authorized Representative

ADIENT US LLC

By:	/s/ Steven T. Mielke
	Name:	Steven T. Mielke
	Title:	Authorized Person

[Signature Page to Adient Amendment]

ADIENT PLC

By:	/s/ Steven T. Mielke
	Name:	Steven T. Mielke
	Title:	Vice President and Treasurer

ADIENT HOLDING IRELAND LIMITED

By:	/s/ Steven T. Mielke
	Name:	Steven T. Mielke
	Title:	Authorized Officer

[Signature Page to Adient Amendment]

ADIENT GLOBAL HOLDINGS S.À R.L.

By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Duly Authorized Manager

ADIENT GLOBAL HOLDINGS LUXEMBOURG S.À R.L.

By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Duly Authorized Manager

[Signature Page to Adient Amendment]

ADIENT UK PENSION SCHEME TRUSTEE LIMITED

By:	/s/ Andrew Lomas
	Name:	Andrew Lomas
	Title:	Director

[Signature Page to Adient Amendment]

MICHEL THIERRY UK LIMITED

ADIENT PROPERTIES UK LTD

ADIENT HOLDING GERMANY LTD

ADIENT HOLDING EUROPE LTD.

ADIENT HOLDING LTD

ADIENT HOLDING UK LTD

ADIENT FINANCING LTD

ADIENT FINANCING INTERNATIONAL LTD

ADIENT UK FINANCING LTD

ADIENT UK FINANCING INTERNATIONAL LTD

ADIENT SEATING UK LTD

ADIENT UK GLOBAL FINANCING LTD
ADIENT LTD

By:	/s/ Cathleen Ann Ebacher
	Name:	Cathleen Ann Ebacher
	Title:	Director

[Signature Page to Adient Amendment]

RECARO NORTH AMERICA, INC.

ADIENT ELDON, INC.

ADIENT CLANTON, INC.

ADIENT INC.

ADIENT PROPERTIES LLC

ADIENT HOLDING MEXICO, LLC

ADIENT HOLDING BRAZIL LLC

ADIENT HOLDING SLOVAKIA LLC

ADIENT HOLDING TURKEY LLC

ADIENT HOLDING SOUTH AFRICA LLC

ADIENT SYSTEMS ENGINEERING, LLC

ADIENT HOLDING INTERNATIONAL IRELAND LLC

ADIENT HOLDING IRELAND LLC

FUTURIS GLOBAL HOLDINGS, LLC

FUTURIS AUTOMOTIVE (NA) HOLDINGS INC.

FUTURIS AUTOMOTIVE (NA) INTERMEDIATE HOLDINGS INC.

FUTURIS AUTOMOTIVE (US) INC.

FUTURIS AUTOMOTIVE (DE) LLC

FUTURIS AUTOMOTIVE (CA) LLC

CNI HOLDINGS, LLC

CNI-OWOSSO, LLC

CNI-DULUTH, LLC

CNI PLASTICS, LLC

UNIVERSAL TRIM, INC. CNI ENTERPRISES, INC.
NICA, INC., each as a Loan Party

By:	/s/ Steven T. Mielke
	Name:	Steven T. Mielke
	Title:	Authorized Signatory

[Signature Page to Adient Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Robert Kellas
Name: Robert Kellas
Title: Executive Director

[Signature Page to Adient Amendment]

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Robert Kellas
	Name:	Robert Kellas
	Title:	Executive Director

[Signature Page to Adient Amendment]

Associated Bank, N.A., as a Lender

By:	/s/ Dan Holzhauer
	Name:	Dan Holzhauer
	Title:	SVP

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A. as a Lender

By:	/s/ Brian Lukehart
	Name:	Brian Lukehart
	Title:	Director

[Signature Page to Adient Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Bank of China, Chicago Branch as a Lender

By:	/s/ Chengxiang Li
Name: Chengxiang Li
Title: SVP & Deputy Branch Manager

[Signature Page to Adient Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Amendment]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Kurt W. Anstaett
Name: Kurt W. Anstaett
Title: Senior Vice President

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name: Cara Younger
Title: Director

By:	/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

[Signature Page to Adient Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BMO Harris Bank, N.A. as a Lender

By:	/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice-President

[Signature Page to Adient Amendment]

Credit Industriel et Commercial, New York Branch as a Lender

By:	/s/ Eugene Kenny
Name: Eugene Kenny
Title: Vice President

By:	/s/ Edwige Sucher
Name: Edwige Sucher
Title: Vice President

[Signature Page to Adient Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ Jyothi Narayanan
Name: Jyothi Narayanan
Title: Vice President

[Signature Page to Amendment]

COMMERZBANK AG; New York Branch, as a Lender

By:	/s/ John W. Deegan
Name: John W. Deegan
Title: Director

By:	/s/ Anne Culver
Name: Anne Culver
Title: Vice President

[Signature Page to Amendment]

Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/ Jill Wong
Name: Jill Wong
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to Amendment]

DBS BANK LTD., as a Lender

By:	/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

[Signature Page to Adient Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Eastern Bank, as a Lender

By:	/s/ Daniel C. Field
Name: Daniel C. Field
Title: Senior Vice President

[Signature Page to Adient Amendment]

First National Bank of Omaha, as a Lender

By:	/s/ Nathan Johns
Name: Nathan Johns
Title: Vice President

[Signature Page to Adient Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Elizabeth B Melby
Name: Elizabeth B Melby
Title: Senior Vice President

[Signature Page to Adient Amendment]

GOLDMAN SACHS BANK USA as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorised Signatory

[Signature Page to Amendment]

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ Mark Zobel
Name: Mark Zobel
Title: Vice President

[Signature Page to Adient Amendment]

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Kan Chen
Name: Kan Chen
Title: Vice President

By:	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

[Signature Page to Amendment]

ING Bank N.V., Dublin Branch, as a Bank

By:	/s/ Barry Fehily
Name:	Barry Fehily
Title:	Managing Director

ING Bank N.V., Dublin Branch, as a Bank

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Intesa Sanpaolo S.p.A. – New York Branch as Lender

By:	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP & Senior Relationship Manager

If a second signature is necessary:

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

[Signature Page to Adient Amendment]

MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

[Signature Page to Adient Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Matthew A. Schmaling
Name: Matthew A. Schmaling
Title: Managing Director

[Signature Page to Adient Amendment]

Sumitomo Mitsui Banking Corporation, as a
Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Standard Chartered Bank as a Lender

By:	/s/ Daniel Mattern
	Name:	Daniel Mattern
	Title:	Associate Director
Standard Chartered Bank

[Signature Page to Adient Amendment]

State Bank of India, New York, as a Lender

By:	/s/ Niraj Kumar Panda
	Name:	Niraj Kumar Panda
	Title:	Vice President and Head – CMC

[Signature Page to Amendment – Adient- Amendment No. 1]

The Toronto Dominion Bank, New York Branch, as a Lender

By:	/s/ Annie Dorval
	Name:	Annie Dorval
	Title:	Authorized Signatory

UBS, AG Stamford Branch, as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director
Banking Products Services, US

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

Uni Credit Bank AG, New York Branch as a Lender

By:	/s/ Ken Hamilton
	Name:	Ken Hamilton
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Tommaso Maiocchi
	Name:	Tommaso Maiocchi
	Title:	Associate Director

[Signature Page to Adient Amendment]

U.S. Bank National Association, as a Lender

By:	/s/ Brett M. Justman
	Name:	Brett M. Justman
	Title:	Vice President

[Signature Page to Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matt J. Perrizo
	Name:	Matt J. Perrizo
	Title:	Director

[Signature Page to Amendment]